PATIENT INFOSYSTEMS, INC.

                      SERIES D CONVERTIBLE PREFERRED STOCK

                          REGISTRATION RIGHTS AGREEMENT

     This Registration Rights Agreement (this "Agreement") is made as of April 10, 2003 by and among Patient Infosystems, Inc., a Delaware corporation having its principal place of business at 46 Prince Street, Rochester, New York 14607 (the "Company"), and each of the persons and entities (all such purchasers referred to herein as "Purchasers") who have purchased shares of the Company's Series D Convertible Preferred Stock or shall purchase shares of the Company's Series D Convertible Preferred Stock as further provided in Section 14 herein (the "Series D Preferred" and all such Preferred Stock and the Common Stock into which the Series D Preferred is convertible referred to herein as "Securities").

                                    RECITALS:

A. In connection with the issuance and sale of shares of the Series D Preferred, the Company has granted registration and other rights to the Purchasers of the Series D Preferred.

B. The Company desires to set forth the rights and obligations of the parties herein in connection with the completion of an equity financing involving the sale of the Series D Preferred.

NOW, THEREFORE, in consideration of the foregoing, the parties agree as follows:

1. Certain Definitions. As used in this Agreement, the following terms shall have the following respective meanings:

     "Act" shall mean the Securities Act of 1933, as amended.

     "Commission" shall mean the United States Securities and Exchange Commission or any other federal agency at the time administering the Act.

     "Common Stock" shall mean the Company's common stock, $.01 par value.

     "Conversion Stock" shall mean the shares of the Company's Common Stock issuable or issued upon conversion or exercise of, or otherwise deemed to be a part of, the Series D Preferred.

     "Holder" shall mean the Purchasers holding Registrable Securities and any person holding such securities to whom the rights under this Agreement have been transferred in accordance with Section 11 hereof.

     "Initiating Holders" shall mean any Holder or Holders who in the aggregate hold at least sixty percent (60%) of the Registrable Securities at the time of the relevant event.

     "Registrable Securities" shall mean (i) the Conversion Stock; and (ii) any Common Stock issued or issuable with respect to the Conversion Stock upon any stock split, stock dividend, recapitalization, or similar event; provided, however, that shares of Common Stock or other securities shall no longer be treated as Registrable Securities after they have been sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction, whether in a registered offering, pursuant to Rule 144, or otherwise.

     The terms "register," "registered" and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Act, and the declaration or ordering of the effectiveness of such registration statement.

     "Registration Expenses" shall mean all expenses incurred by the Company in complying with Sections 5, 6, and 7 hereof, including, without limitation, all registration, qualification, and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, blue sky fees and expenses, the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company, which shall be paid in any event by the Company). Registration Expenses shall not include expenses of the holders of Registrable Securities to the extent limited or precluded in applicable blue sky laws. Registration Expenses shall not include selling commissions, underwriting discounts, other compensation paid to underwriters or other agents or brokers to effect the sale, stock transfer taxes, or counsel of any Holder or Holders.

     "Restricted Securities" shall mean the securities of the Company required to bear the legend set forth in Section 2 hereof.

     "Selling Expenses" shall mean all underwriting discounts, selling commissions, and stock transfer taxes, and costs of special counsel to the Holders (other than as described in the definition of "Registration Expenses" above and as limited by Section 8), if any, applicable to the securities registered by the Holders.

2.   Restrictive Legend.   Each  certificate  representing  (i) the  Securities,
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     (ii) the Conversion Stock, and (iii) any other securities issued in respect of the Securities, upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event, shall (unless otherwise permitted by the provisions of Section 4 hereof) be stamped or otherwise imprinted with a legend in substantially the following form (in addition to any legend required under applicable securities laws of any state or foreign jurisdiction), as and if appropriate:

     (a) THE SHARES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR APPLICABLE STATE SECURITIES LAWS, AND HAVE BEEN ISSUED PURSUANT TO AN EXEMPTION THEREFROM. THE SHARES MAY NOT BE SOLD, PLEDGED, HYPOTHECATED, DONATED, TRANSFERRED, ASSIGNED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS, EXCEPT UPON THE DELIVERY TO THE COMPANY OF AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY AND THE SUBMISSION TO THE COMPANY OF SUCH OTHER EVIDENCE AS MAY BE SATISFACTORY TO THE COMPANY TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED, INCLUDING, IN THE COMPANY'S SOLE DISCRETION, THE WRITTEN AGREEMENT OF ANY PROPOSED TRANSFEREE TO BE BOUND BY THE FOREGOING RESTRICTIONS ON TRANSFER.

     (b) Each Holder consents to the Company's making a notation on its records and giving instructions to any transfer agent of the Securities or the Conversion Stock in order to implement the restrictions on transfer established in this Agreement.

3. Notice of Proposed Transfers.

     (a) Each Holder by acceptance of the Restricted Securities agrees to comply in all respects with the provisions of this Section 3; provided, however, that the restrictions on transfer as set forth herein shall be subject to any superseding agreement that may exist between the Holder and the Company. Prior to any proposed sale, assignment, transfer, or pledge of any Restricted Securities, unless there is in effect a registration statement under the Act covering the proposed transfer, the Holder thereof shall give written notice to the Company of such Holder's intention to effect such transfer, sale, assignment, or pledge (the "Transfer Notice"). The Transfer Notice shall describe the manner and circumstances of the proposed transfer, sale, assignment, or pledge in sufficient detail, including (i) the number or amount of the Restricted Securities to be sold or transferred; (ii) the price for which the Holder proposes to sell, transfer, or assign the Restricted Securities; and (iii) the name of the proposed purchaser or transferee. Each such notice shall also be accompanied, if requested by the Company and at such Holder's expense, by an unqualified written opinion of legal counsel who shall and whose legal opinion shall be satisfactory to the Company, which opinion shall be addressed to the Company to the effect that the proposed transfer of the Restricted Securities may be effected without registration under the Act.

     (b) Each certificate evidencing the Restricted Securities transferred as provided above shall bear, except if such transfer is made pursuant to Rule 144 under the Act, the appropriate restrictive legends set forth in Section 2 hereof, except that such certificate shall not bear the restrictive legend set forth in Section 2(a) hereof if, in the opinion of counsel for such Holder and counsel for the Company, such legend is not required in order to establish compliance with any provision of the Act.

4.   Removal of Restrictions  on Transfer of Securities.  Any legend referred to
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     in  Section 2(a)  hereof  stamped or imprinted on a certificate  evidencing
     (i) the   Securities;   (ii) the   Conversion  Stock;  or  (iii) any  other
     securities  issued in respect of the  Securities,  or the Conversion  Stock
     upon  any  stock   split,   stock   dividend,   recapitalization,   merger,
     consolidation, or similar event, and the stock transfer instructions and record notations with respect to such security shall be removed and the Company shall issue a certificate without such legend to the Holder of such security if such security is registered under the Act or if such Holder provides the Company with an opinion of counsel (which may be counsel for the Company), reasonably satisfactory to the Company, to the effect that a public sale or transfer of such security may be made without registration under the Act or such Holder provides the Company with assurances, which may, at the option of the Company, include an opinion of counsel satisfactory to the Company, that such security can be sold pursuant to Section (k) of Rule 144 under the Act.

5. Demand Registration.

     (a) Request for Registration. In case the Company shall receive from Initiating Holders a written request that the Company effect any registration, qualification, or compliance with respect to the Registrable Securities held by the Initiating Holders in connection with an underwritten public offering of such Registrable Securities, the Company shall:

          (i) within thirty (30) days of the Company's receipt of such notice, give written notice of the proposed registration, qualification, or compliance to all other Holders; and

          (ii) as soon as practicable, use its best efforts to effect such registration, qualification, or compliance (including, without limitation, appropriate qualification under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the Act and any other governmental requirements or regulations) as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any Holder or Holders joining in such request as are specified in a written request received by the Company within twenty (20) days after receipt of such written notice from the Company; provided, however, that the Company shall not be obligated to take any action to effect any such registration, qualification, or compliance pursuant to this
               Section 5:

               (1) in any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification, or compliance unless the Company is already subject to service in such jurisdiction and except as may be required by the Act;

               (2) prior to the first sale of the Company's Common Stock to the general public pursuant to a registration statement filed and declared effective by the Commission under the Act;

               (3) prior to the date six months immediately following the effective date of any registration statement pertaining to an underwritten public offering of securities of the Company (other than a registration of securities in a Rule 145 transaction or with respect to an employee benefit plan);

               (4) after the Company has effected one such registration pursuant to this Section 5(a)(ii), and such registration has been declared or ordered effective;

               (5) at any time during which the Company is qualified to use Form S-3 for registration of the Registrable Securities; or

               (6) if the Company shall furnish to such Holders a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors it would be seriously detrimental to the Company or its stockholders for a registration statement to be filed in the near future, then the Company's obligation to use its best efforts to register, qualify or comply under this Section 5(a)(ii)(6) shall be deferred for a period of up to one hundred eighty
                    (180) days; provided, however, that the Company shall not exercise such right more than once in any twelve-month period.

               Subject to the foregoing clauses (1) through (6), the Company shall file a registration statement covering the Registrable Securities so requested to be registered as soon as practicable after receipt of the request or requests of the Initiating Holders.

     (b)  Underwriting. The right of any Holder to registration pursuant to
          Section 5 shall be conditioned upon such Holder's participation in the underwriting arrangements required by this Section 5(b), and the inclusion of such Holder's Registrable Securities in the underwriting to the extent requested shall be limited to the extent provided herein.

     The Company shall (together with all Holders proposing to distribute their securities through such underwriting) enter into an underwriting agreement in customary form with a managing underwriter of recognized national standing selected for such underwriting by the Company and reasonably acceptable to a majority of the Holders proposing to distribute their securities through such underwriting. Notwithstanding any other provision of this Section 5, if the managing underwriter advises the Initiating Holders in writing that marketing factors require a limitation on the number of shares to be underwritten, then the Company shall so advise all Holders of Registrable Securities, and the number of shares of Registrable Securities that may be included in the registration and underwriting shall be allocated among all such Holders thereof in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by such Holders at the time of filing the registration statement. No Registrable Securities excluded from the underwriting by reason of the underwriter's marketing limitation shall be included in such registration. To facilitate the allocation of shares in accordance with the above provisions, the Company or the underwriters may round the number of shares allocated to any Holder to the nearest one hundred (100) shares.

     If any Holder of Registrable Securities disapproves of the terms of the underwriting, such Holder may elect to withdraw therefrom by written notice to the Company, the managing underwriter, and the Initiating Holders. The Registrable Securities and/or other securities so withdrawn shall also be withdrawn from registration, and such Registrable Securities shall not be transferred in a public distribution prior to one hundred eighty (180) days after the effective date of such registration; provided, however, that if by the withdrawal of such Registrable Securities a greater number of Registrable Securities held by other Holders may be included in such registration (up to the maximum of any limitation imposed by the underwriters), then the Company shall offer to all other Holders who have included Registrable Securities in the registration the right to include additional Registrable Securities in the same proportion used in determining the underwriter limitation in this Section 5(b).

     If the underwriter has not limited the number of Registrable Securities to be underwritten, the Company may include securities for its own account or the account of others if the underwriter so agrees and if the number of Registrable Securities that would otherwise have been included in such registration and underwriting shall not thereby be limited.

6. Company Registration.

     (a) Notice of Registration. If at any time or from time-to-time, the Company shall determine to register any of its securities, either for its own account or the account of a Holder or Holders, other than (i) a registration relating solely to employee benefit plans; (ii) a registration relating solely to a Commission Rule 145 transaction; or
          (ii) a registration pursuant to Section 5 hereof, the Company shall:

          (i)  promptly give to each Holder written notice thereof; and

          (ii) include in such registration (and any related qualification under blue sky laws or other compliance), and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made within twenty (20) days after receipt of such written notice from the Company, by any Holder.

     (b) Underwriting. If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to Section 6(a)(i). In such event, the right of any Holder to registration pursuant to this Section 6 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company) enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by the Company. Notwithstanding any other provision of this Section 6, if the managing underwriter determines that marketing factors require a limitation on the number of shares to be underwritten, the managing underwriter may limit or exclude from such underwriting the Registrable Securities and other securities of the Holders to be distributed. The Company shall so advise all Holders distributing their securities through such underwriting of such limitation or exclusion and, if applicable, the number of shares of Registrable Securities that the managing underwriter determines may be included in the registration and underwriting shall be allocated among all Holders in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by such Holders at the time of filing the registration statement. To facilitate the allocation of shares in accordance with the above provisions, the Company may round the number of shares allocated to any Holder or holder to the nearest one hundred (100) shares.

               If any Holder of Registrable Securities disapproves of the terms of the underwriting, such Holder may elect to withdraw therefrom by providing written notice to the Company and the managing underwriter. Any securities excluded or withdrawn from such underwriting shall be withdrawn from such registration and shall not be transferred in a public distribution prior to one hundred eighty (180) days after the effective date of the registration statement relating thereto; provided, however, that if by the withdrawal of such Registrable Securities a greater number of Registrable Securities held by other Holders may be included in such registration (up to the maximum of any limitation imposed by the underwriters), then the Company shall offer to all other Holders who have included Registrable Securities in the registration the right to include additional Registrable Securities in the same proportion used in determining the underwriter limitation in this Section 6(b).

          (i) Right to Terminate Registration. The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 6 prior to the effectiveness of such registration whether or not any Holder has elected to include securities in such registration.

7. Expenses of Registration. All Registration Expenses incurred in connection with registrations pursuant to Sections 5 and 6 shall be borne by the Company. All Selling Expenses relating to securities registered on behalf of the Holders shall be borne by the Holders of securities included in such registration pro rata with the Company and among each other on the basis of the number of shares so registered.

8. Registration Procedures. Whenever required under this Agreement to effect the registration of Registrable Securities, the Company shall:

     (a) Prepare and file with the Commission a registration statement with respect to such securities and use its best efforts to cause such registration statement to become and remain effective for at least ninety (90) days or until the distribution described in the Registration Statement has been completed;

     (b) Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement;

     (c) Furnish to the Holders participating in such registration and to the underwriters of the securities being registered such reasonable number of copies of the registration statement, preliminary prospectus, final prospectus and such other documents as such underwriters may reasonably request in order to facilitate the public offering of such securities;

     (d) Use its best efforts to furnish, at the request of any Holder requesting registration of Registrable Securities pursuant to this Agreement, on the date that such Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to this Agreement, (i) an opinion, dated such date, of counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities and (ii) a letter dated such date, from the independent accountants of the Company, in form and substance as is customarily given by independent accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities;

     (e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement;

     (f) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

     (g) Cooperate with each seller of Registrable Securities and each underwriter or agent participating in the disposition of such Registrable Securities and their respective counsel in connection with any required filings with the National Association of Securities Dealers, Inc.;

     (h) Cause such Registrable Securities registered pursuant hereunder to be listed on each securities exchange or each inter-dealer quotation system on which similar securities issued by the Company are then listed or quoted; and

     (i) Provide a transfer agent and registrar for all Registrable Securities registered pursuant hereunder and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration.

9.   Indemnification.

     (a) To the extent permitted by law, the Company shall indemnify each Holder, each of its officers, directors, and partners, and each person controlling such Holder within the meaning of Section 15 of the Act, with respect to which registration, qualification, or compliance has been effected pursuant to this Agreement, and each underwriter, if any, and each person who controls any underwriter within the meaning of Section 15 of the Act, against all expenses, claims, losses, damages, or liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular, or other document, or any amendment or supplement thereto, incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or any violation by the Company of the Act or any rule or regulation promulgated under the Act or any state securities law or regulation applicable to the Company in connection with any such registration, qualification, or compliance, and the Company shall reimburse each such Holder, each of its officers, directors, partners, each person controlling such Holder, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating, preparing, or defending any such claim, loss, damage, liability, or action; provided that the Company shall not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based solely on any untrue statement or omission or alleged untrue statement or omission, made solely in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Holder, controlling person, or underwriter and stated to be specifically for use therein; and provided further, that the Company shall not be liable to any underwriter or any person who controls such underwriter for any claim, loss, damage, liability or expense that arises out of or is based upon any untrue statement or omission or alleged untrue statement or omission made in a preliminary prospectus on file with the Commission at the time the registration statement becomes effective or in the amended prospectus filed with the Commission pursuant to Rule 424(b) of the Act (the "Final Prospectus") if a copy of the Final Prospectus was not furnished to the person asserting the claim, loss, damage, liability or expense at or prior to the time such action is required by the Act.

     (b) Each Holder shall, if Registrable Securities held by such Holder are included in the securities as to which such registration, qualification, or compliance is being effected, indemnify the Company, each of its directors and officers, each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of Section 15 of the Act, and each other such Holder, each of its officers, directors, and partners and each person controlling such Holder within the meaning of Section 15 of the Act, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse the Company, such Holders, such directors, officers, persons, underwriters, or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, (i) of each Holder's investment in Series D Preferred and (ii) that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular, or other document in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Holder and stated to be specifically for use therein.

     (c) Each party entitled to indemnification under this Section 9 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement unless the failure to give such notice is materially prejudicial to an Indemnifying Party's ability to defend such action and provided further, that the Indemnifying Party shall not assume the defense for matters as to which there is a conflict of interest or separate and different defenses but shall bear the expense of such defense nevertheless. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

     (d) The obligations of the Company and the Holders under this Section 9 shall survive the completion of any offering of Registrable Securities in a registration statement pursuant to this Agreement.

10. Information by Holder. The Holder or Holders of Registrable Securities included in any registration shall furnish to the Company such information regarding such Holder or Holders, the Registrable Securities held by them, and the distribution proposed by such Holder or Holders as the Company may request in writing and as shall be required in connection with any registration, qualification, or compliance referred to in this Agreement.

11. Transfer of Registration Rights. The rights to cause the Company to register securities granted Holders under Sections 5 and 6 may be assigned to a transferee or assignee in connection with any transfer or assignment of Registrable Securities by a Holder of not less than 25,000 shares of Registrable Securities (subject to the limitations of Section 3), or to any transferee or assignee who is a constituent partner of a Holder or the estate of such constituent partner, provided that such transfer may otherwise be effected in accordance with applicable securities laws, and notice of such transfer is provided promptly to the Company.

12. Standoff Agreement. Each Holder agrees in connection with any underwritten public offering of securities by the Company, upon request of the Company or the underwriters managing such offering of the Company's securities, not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any Registrable Securities (other than those included in the registration and other than to affiliates of the Holder who shall agree to be similarly bound) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed, in any event, one hundred eighty (180) days)) from the effective date of such registration as may be requested by the underwriters; provided, however, that the Holders shall have no such obligation under this Section 12 unless the officers and directors of the Company who own stock of the Company shall also agree to such restrictions.

13. Notices, etc. All notices and other communications required or permitted hereunder shall be in writing and shall be deemed effectively given upon delivery to the party to be notified in person or by courier service or five (5) days after deposit with the United States mail, by registered or certified mail, postage prepaid, addressed (a) if to a Holder of any Registrable Securities, to such address as such Holder shall have furnished the Company in writing, or, until any such Holder so furnishes an address to the Company, then to and at the address of the last Holder of such securities who has so furnished an address to the Company, or (b) if to the Company, to its address set forth on the first page of this Agreement and addressed to the attention of the Chief Financial Officer, or at such other address as the Company shall have furnished to the Holders in writing.

14. Additional Investors. The Holders and the Company hereby agree that any party who becomes a party to the Note and Stock Purchase Agreement by and between the Holders and the Company of even date herewith shall become a party to this Agreement, without obtaining the signature, consent or permission of any other party to this Agreement, by executing a counterpart signature page to this Agreement. As of the date of execution of such counterpart signature page, the term "Holder" for purposes of this Agreement shall be deemed to include such additional investor and the term "Purchaser" for purposes of this Agreement shall be deemed to include such additional investor.

15. Amendment. Any provision of this Agreement may be amended, waived or modified upon the written consent of (i) the Company and (ii) holders of a majority of the outstanding shares of Registrable Securities. Any Holder may waive any of his or her rights or the Company's obligations hereunder without obtaining the consent of any other person.

16. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original and all of which together shall constitute one instrument.

17. Governing Law. This Agreement shall be governed by the laws of the State of New York.

     IN WITNESS WHEREOF, the undersigned have executed this Registration Rights Agreement as of the date set forth above.

                     "COMPANY"
                     PATIENT INFOSYSTEMS, INC.
                     a Delaware corporation


                     By:  /s/Roger Chaufournier
                        ----------------------------------------
                     Name:  Roger Chaufournier
                     Title:    President

                     "PURCHASERS"

                     Principal Life Insurance Company

                     By:  /s/Dennis J. Menken
                        ----------------------------------------
                     Name:  Dennis J. Menken
                     Title: Portfolio Manager

                     By:  /s/Douglas A. Drees
                        ----------------------------------------
                     Name:  Douglas A. Drees
                     Title: Counsel

                     /s/John Pappajohn
                     ----------------------------------------
                     John Pappajohn, Individually

                     Wells Fargo Bank IA N.A. trustee of the
                     Ann Pappajohn Inter Vivos Trust

                     By:  /s/Michelle R. Mahoney
                        ----------------------------------------
                     Name:  Michelle R. Mahoney
                     Title: Vice President

                     Pappajohn Shriver Eide Nicolas PC Profit Sharing Plan FBO Socrates G. Pappajohn

                     By:  /s/Socrates G. Pappajohn
                        ----------------------------------------
                     Name:  Socrates G. Pappajohn
                     Title: Trustee